SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 December , 1996

Bear Stearns Mortgage Securities Inc. (as Depositor under a Pooling Agreement dated as of December 1, 1996 providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-10)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware                       33-62710                  13-3633241
   (State or other               (Commission File           (IRS Employer
   jurisdiction of                   Number)                Identification
   incorporation)                                                No.)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

           Exhibit No.

        1.1 Terms Agreement dated as of December 23, 1996 between the Registrant and Bear, Stearns & Co. Inc.

        4.1 Pooling Agreement dated as of December 1, 1996 between the Registrant and First Trust National Association, as
             Trustee.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         BEAR STEARNS MORTGAGE SECURITIES INC.
          (Registrant)


Date: January 6, 1997     By: /s/ Sara Bonesteel
                          Name:   Sara Bonesteel
                          Title:  Vice President

                                  EXHIBIT INDEX


Exhibit Number    Description

1.1              Terms Agreement dated as of
                 December 23, 1996 between the
                 Registrant and Bear, Stearns & Co.
                 Inc.

4.1              Pooling Agreement dated as of
                 December 1, 1996 between the Registrant
                 and First Trust National Association,
                 as Trustee.